TRANSAMERICA FUNDS

Transamerica Emerging Market Opportunities

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and Statements of Additional Information

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Effective on or about August 30, 2024, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Wellington Management Company LLP (“WMC”) with respect to Transamerica Emerging Markets Opportunities (the “fund”) and will enter into a new investment sub-advisory agreement with Thompson, Siegel & Walmsley LLC (“TSW”) with respect to the fund. TAM will continue to serve as the fund’s investment manager.

In connection with the change in sub-adviser from WMC to TSW: (i) the fund will be renamed “Transamerica Emerging Markets Equity”; (ii) the fund’s principal investment strategies and principal risks will be revised; (iii) TAM will reduce its management fee schedule and (iv) TSW has agreed to voluntarily waive a portion of its sub-advisory fee under certain circumstances. These changes, which will be effective with the change in sub-adviser, are described below. An information statement will be made available to shareholders that will provide certain information about the new sub-adviser, the terms of the new sub-advisory agreement and these related changes.

Effective on or about August 30, 2024, the following information will supplement and supersede any contrary information contained in the Prospectuses, Summary Prospectuses and Statements of Information, as applicable, concerning the fund.

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MANAGEMENT FEE REDUCTION:

TAM will receive compensation from the fund, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the fund’s average daily net assets) indicated below:

First $250 million	0.79%
Over $250 million up to $500 million	0.75%
In excess of $500 million	0.70%

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The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectuses and Summary Prospectuses will be deleted in its entirety and replaced with the following, as applicable:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	I	I2	R	R3	R4	R6
Management fees[1]	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None	0.50%	0.25%	0.25%	None
Other expenses	0.13%[2]	0.13%[2]	0.23%	0.13%	0.12%[3]	0.28%[3]	0.13%[3]	0.13%
Total annual fund operating expenses	1.16%	1.91%	1.01%	0.91%	1.40%	1.31%	1.16%	0.91%
Fee waiver and/or expense reimbursement[4]	0.00%	0.00%	0.03%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.16%	1.91%	0.98%	0.91%	1.40%	1.31%	1.16%	0.91%
[1]	Management fees have been restated to reflect a reduction in management fees effective August 30, 2024.
[2]	Other expenses have been restated to reflect estimated fees and expenses for the current fiscal year.
[3]	Other expenses are based on estimates for the current fiscal year.
[4]

Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2025 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.55% for Class A shares, 2.30% for Class C shares, 0.98% for Class I shares, 0.95% for Class I2 shares, 1.80% for Class R shares, 1.70% for Class R3 shares, 1.55% for Class R4 shares and 0.95% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2025 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

The “Example” tables included in the Prospectuses and Summary Prospectuses will be deleted in their entirety and replaced with the following, as applicable:

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:

	1 year	3 years	5 years	10 years
Class A	$662	$898	$1,153	$1,881
Class C	$294	$600	$1,032	$2,233
Class I	$100	$319	$555	$1,234
Class I2	$93	$290	$504	$1,120
Class R	$143	$443	$766	$1,680
Class R3	$133	$415	$718	$1,579
Class R4	$118	$368	$638	$1,409
Class R6	$93	$290	$504	$1,120

If the shares are not redeemed:

	1 year	3 years	5 years	10 years
Class A	$662	$898	$1,153	$1,881
Class C	$194	$600	$1,032	$2,233
Class I	$100	$319	$555	$1,234
Class I2	$93	$290	$504	$1,120
Class R	$143	$443	$766	$1,680
Class R3	$133	$415	$718	$1,579
Class R4	$118	$368	$638	$1,409
Class R6	$93	$290	$504	$1,120

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PRINCIPAL INVESTMENT STRATEGIES:

The fund’s principal investment strategies will be as follows:

Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”)) of companies that are located and/or conduct substantial business activities in emerging markets, including frontier markets. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”) considers emerging markets countries to be those countries (1) included in the MSCI Emerging Markets Index, the fund’s benchmark, or the MSCI Frontier Markets Index or (2) other countries with similar emerging or frontier market characteristics, as determined by the sub-adviser (for example, relatively low gross national product per capita compared to the world’s major economies). The fund will normally invest primarily in emerging market companies that the sub-adviser believes have above-average potential for capital appreciation based on its fundamental research and analysis.

The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen. The sub-adviser strives to identify companies whose shares are underpriced relative to their intrinsic value. The fund is managed with reference to the MSCI Emerging Markets Index as to country allocation, which may change over time, but the fund is not benchmark constrained. The sub-adviser intends, under normal circumstances, to have approximately 40-80 equity securities in the fund’s portfolio.

Pursuant to a value investing philosophy, the sub-adviser seeks to invest in securities that the sub-adviser believes provide a discount or “margin of safety” between a security’s price and what the sub-adviser believes to be the true value of the underlying business (which is sometimes referred to as “intrinsic value”). To first narrow the fund’s investment universe, the sub-adviser uses quantitative screening tools linked to a variety of relative value assessments (including cash flow, earnings and share price). Next, the sub-adviser combines fundamental research and qualitative analysis to make individual security selections. Within the investment universe, the sub-adviser seeks to invest in companies identified as having attractive risk-reward profiles. The sub-adviser considers these to be companies that it identifies as being both undervalued and having attractive fundamentals (such as revenues, earnings, or management). The sub-adviser also analyzes country-specific factors such as geopolitical risk and its potential impact on expected returns.

The sub-adviser may invest in securities that are convertible into securities of foreign issuers. The sub-adviser will generally invest in small, medium and large capitalization companies.

The sub-adviser may invest in unaffiliated investment companies, including exchange-traded funds (“ETFs”), and may also invest a portion of its assets in real estate investment trusts (“REITs”).

The fund may invest a significant portion of its assets in investments located in or operating in one country or a small number of countries. The fund’s benchmark index currently includes substantial exposure to China, including China A-Shares.

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PRINCIPAL RISKS:

The following will be added as an additional key principal risk of the fund:

Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

The following will be added alphabetically as additional principal risks of the fund:

Preferred Stock – Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. A company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the market prices of preferred stocks are typically more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. The market value of preferred stocks generally decreases when interest rates rise.

Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.

REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.

The following risks will no longer be considered principal risks of the fund: Counterparty risk, Credit risk, Derivatives risk, Growth Stocks risk, Leveraging risk and Warrants and Rights risk.

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RECENT MANAGEMENT FEE CHANGES:

The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectuses:

Transamerica Emerging Markets Equity (formerly, Transamerica Emerging Markets Opportunities): Effective August 30, 2024, the management fee of the fund is 0.79% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million in average daily net assets. Prior to August 30, 2024, the management fee was 0.83% of the first $250 million; 0.80% over $250 million up to $500 million; and 0.75% in excess of $500 million in average daily net assets.

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SUB-ADVISER:

The fund’s sub-adviser will be as follows:

Thompson, Siegel &Walmsley LLC is an indirect, wholly-owned subsidiary of Perpetual Limited. Thompson, Siegel &Walmsley LLC has been a registered investment adviser since 1970. As of December 31, 2023, Thompson, Siegel &Walmsley LLC had approximately $19.6 billion in total assets under management.

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PORTFOLIO MANAGER:

The portfolio manager will be as follows:

Name	Sub-Adviser	Positions Over Past Five Years
Elliott W. Jones, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2024; Portfolio Manager on the Emerging Markets Strategy and a Research Analyst dedicated to the non-U.S. team; Joined Thompson, Siegel & Walmsley LLC in 2012

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FUND NAME:

All references to the fund in the applicable Summary Prospectuses, Prospectuses (including in the “List and Description of Certain Underlying Funds” section, including in the list of funds, the principal investment strategies and the principal risks of the underlying funds (as applicable)) and in the Statements of Additional Information will be changed from “Transamerica Emerging Markets Opportunities” to “Transamerica Emerging Markets Equity.”

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MANAGEMENT FEES:

The following information will revise the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statements of Additional Information under the heading “Investment Management and Other Services – The Investment Manager” for the fund:

Fund Name	Percentage of Average Daily Net Assets
Transamerica Emerging Markets Equity	0.79% of the first $250 million 0.75% over $250 million up to $500 million 0.70% in excess of $500 million

SUB-ADVISORY FEES:

The following information will revise the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statements of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers” with respect to the fund:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Emerging Markets Equity	Thompson, Siegel &Walmsley LLC*	0.40% of the first $250 million 0.33% in excess of $250 million
*

Effective August 30, 2024, the sub-adviser will voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of Transamerica Emerging Markets Equity, Transamerica International Small Cap Value and Transamerica Multi-Asset Income, in the aggregate, exceed a specified level. This waiver will be voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.

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Investors Should Retain this Supplement for Future Reference

June 28, 2024